Provisions for other liabilities	12 Months Ended
Dec. 31, 2017
Disclosure of other provisions [abstract]
Provisions for other liabilities
Provisions for other liabilities

The Group is subject to several laws, regulations and business practices of the countries where it operates. In the ordinary course of business, the Group is subject to certain contingent liabilities with respect to existing or potential claims, lawsuits and other proceedings, including those involving tax, labor and social security, administrative and civil and other matters. The Group accrues liabilities when it is probable that future costs will be incurred and it can reasonably estimate them. The Group bases its accruals on up-to-date developments, estimates of the outcomes of the matters and legal counsel experience in contesting, litigating and settling matters. As the scope of the liabilities becomes better defined or more information is available, the Group may be required to change its estimates of future costs, which could have a material effect on its results of operations and financial condition or liquidity.

The table below shows the movements in the Group's provisions for other liabilities categorized by type of provision:

	Labor, legal and other claims	Others	Total
At January 1, 2016	2,293	20	2,313
Additions	3,447	57	3,504
Used during year	(2,174)	(14)	(2,188)
Exchange differences	291	(31)	260
At December 31, 2016	3,857	32	3,889
Additions	4,750	—	4,750
Used during year	(3,754)	(25)	(3,779)
Exchange differences	(15)	(2)	(17)
At December 31, 2017	4,838	5	4,843

Analysis of total provisions:

	2017	2016
Non current	4,078	3,299
Current	765	590
	4,843	3,889

The Group is engaged in several legal proceedings, including tax, labor, civil, administrative and other proceedings in Brazil, which qualified as contingent liabilities for an aggregate claimed nominal amount of US$ 21.0 million and US$ 18.2 million as of December 31, 2017 and 2016, respectively.